UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): ______12/7/2004_______

Florida Public Utilities Company

(Exact Name of Registrant as Specified in Charter)

_______Florida______ (State or Other Jurisdiction of Incorporation)	__001-10608__ (Commission File Number)	_59-0539080_ (I.R.S. Employer Identification No.)

401 South Dixie Highway, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)
(561) 832-0872

Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

At its regularly scheduled meeting on December 7, 2004, the Board of Directors of Florida Public Utilities Company (the "Company") approved Board compensation levels that will commence January 1, 2005.  Each Director who is not an employee of the Company will receive an annual retainer fee of $14,000 and a meeting fee of $1,000 for each board meeting attended.  Board committee members will receive a meeting fee of $700 for each committee meeting attended.  Board committee Chairmen will receive an annual retainer of $1,500, with the exception of the Audit Committee Chairman who will receive a $2,000 annual retainer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

_Florida Public Utilities Company__

(Registrant)

Date: _December 13, 2004_____

By:   __/s/ George M Bachman____________

       Name: George M. Bachman

Title: CFO, Treasurer & Corporate Secretary

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